Exhibit 99.1

SUBSCRIPTION AGREEMENT
PRIVATE PLACEMENT OF STOCK

Multi-Link Telecommunications, Inc.
4704 Harlan Street, Suite 420
Denver, Colorado 80212

Ladies and Gentlemen:

This Subscription Agreement (the “Agreement”) has been executed by the undersigned in connection with the private placement of shares to the undersigned consisting of shares of Common Stock (the “Shares”) of Multi-Link Telecommunications, Inc., a Colorado corporation (the “Company”). The undersigned (sometimes herein referred to as the “Investor”) hereby represents and warrants to, and agrees with, the Company as follows:

1.      Agreement to Subscribe; Payment; Subscription Irrevocable

The undersigned hereby subscribes for 14,000,000 shares (the “Shares”) of Common Stock at a price of $0.00130798 per Share payable to the Company for a total purchase price of $18,311.72. The undersigned understands that, except as expressly provided herein, this Agreement, upon its execution and delivery, constitutes an enforceable agreement between the undersigned and the Company and that such parties are subject to the terms and conditions of this Agreement.

THE UNDERSIGNED UNDERSTANDS THAT THIS INVESTMENT IN THE COMPANY IS ILLIQUID AND INVOLVES A HIGH DEGREE OF SPECULATIVE RISK.

2.      Qualifications of Investor (Please check at least one of the items below as applicable)

(a)     [   ]    Accredited Investor Status. The undersigned hereby represents and warrants to the Company that the Investor is an “accredited investor” as defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

(b)     [X]    Sophisticated Investor Status. The undersigned hereby represents and warrants to the Company that the Investor has such knowledge and experience in financial and business matters that Investor is capable of evaluating the merits and risks of this transaction and of an investment in the Company.

3.     Access to Information; Independent Investigation

(a)      Independent Investigation; Access. The undersigned, in making the decision to purchase the Shares subscribed for, has relied upon independent investigations made by him and his purchaser representatives (if any), and the undersigned and such representatives (if any) have, prior to any sale to him, been given access and the opportunity to examine all material books and records of the Company, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from, the Company or any persons acting on its behalf concerning the terms and conditions of this offering and to obtain any additional information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided to Investor or Investor’s representative.

The undersigned and the undersigned’s advisors, if any, have been furnished with all requested materials relating to the business, finances and operation of the Company and materials relating to the offer and sale of the Shares. The undersigned and the undersigned’s advisors, if any, have received complete and satisfactory answers to any such inquiry.

(b)      Adequacy of Investigation. The undersigned acknowledges that the undersigned is subscribing for the Shares after what the undersigned deems to be adequate investigation of the business, finances and prospects of the Company by the undersigned and the undersigned’s advisors, if any.

(c)      No Governmental Recommendation or Approval. The undersigned understands that no federal, state or other United States agency has made any recommendations or endorsement of the Shares.

4.      Investment Representations

(a)      Shares Not Registered; Indefinite Holding. The Undersigned has been advised by the Company, and understands, that the undersigned must bear the economic risk of an investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act, and the Company is under no obligation to register the Shares. Therefore, the Shares must be held by the undersigned unless they are subsequently registered under the Securities Act or an exemption from such registration is available for the transfer of the Shares.

(b)      Purchase for Own Account. The undersigned represents that the Shares are being acquired solely for the undersigned’s own account for investment and not with a view toward, or for the resale in connection with, any “distribution” (as that term is used in the Securities Act and the Rules and Regulations thereunder) of all or any portion thereof.

(c)      No Disposition of Shares Without Securities Law Compliance. The undersigned agrees not to subdivide the Shares or to offer, sell, pledge, hypothecate or otherwise transfer or dispose of any of the Shares in the absence of an effective registration statement under the Securities Act covering such disposition, or an opinion of counsel, satisfactory to the Company and its counsel, to the effect that registration under the Securities Act is not required in respect of such transfer or disposition.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, OR AN AVAILABLE EXEMPTION UNDER FEDERAL AND/OR STATE SECURITIES LAWS.

(d)      “Private Offering” Exemption; Reliance on Representations. The undersigned further understands that the shares sold in this offering are sold without registration under the Securities Act of 1933 in reliance on a “private offering” exemption.

The undersigned further understand that other investors are making their investment in reliance on the representations, warranties, statements and agreements contained herein (as the undersigned is making this investment in reliance on theirs) and the undersigned invites both the Company and other investors so to rely.

5.     Closing

Closing takes place as to any subscription on the date the Company accepts the subscription and the Purchase Price is delivered by wire transfer or check to the Company (the “Closing Date”).

6.     Governing Law

This Agreement shall be governed by and interpreted in accordance with the laws of the state of Colorado.

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     IN WITNESS WHEREOF, this Subscription Agreement was duly executed on the 31st day of October, 2003.

SIGNATURE: /s/ David J. Cutler

PRINTED NAME: David J. Cutler

ADDRESS: 1510 Glen-ayr, Suite 3 Lakewood, Colorado 80215